UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K /A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2004

Health & Nutrition Systems International, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-29245	65-0452156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3750 Investment Lane, Suite 5, West Palm Beach, Florida 33404

(Address of Principal Executive Office) (Zip Code)

(561) 863-8446

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Explanatory Note:

This Amendment No. 1 to Health & Nutrition System International, Inc.’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 was filed to correct the earnings for the three months ended June 30, 2003 as some of the numbers reported had been incorrectly placed in brackets.

Item 7.     Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on August 17, 2004

Item 12.   Results of Operations and Financial Condition.

On August 17, 2004, the Company issued a corrected press release announcing its operating results for the second quarter ended June 30, 2004. The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference. This Report, including the exhibit, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.

Date: August 18, 2004	By:	/s/ JAMES A. BROWN
James A. Brown Chairman of the Board

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by the Company on August 17, 2004